                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 26, 1999

                             StarMedia Network, Inc.
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
 ------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 1-15015                               06-1461770
  --------------------------------------- -------------------------------------
          (Commission File Number)         (I.R.S. Employer Identification No.)

                  29 WEST 36TH STREET, NEW YORK, NY            10018
  -----------------------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)

                                 (212) 548-9600
 ------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 26, 1999, StarMedia Network, Inc., a Delaware corporation
("StarMedia" or the "Company"), acquired all of the outstanding stock of Wass Net, S.L., a company organized under the laws of Spain ("Wass Net"). The acquisition was completed pursuant to the terms of a Share Purchase Agreement, dated as of May 4, 1999, by and among Starmedia, Wass Net, Geradons, S.L., Salvador Porte and Eduardo Kawas. Wass Net is a Spanish-language online service with extensive community applications. Prior to the acquisition, all of the outstanding stock of Wass Net was owned by Geradons, S.L. The consideration for the acquisition consisted of an aggregate of 1,133,334 shares of StarMedia common stock, par value $0.001 per share.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA CONSOLIDATED FINANCIAL INFORMATION AND EXHIBITS

StarMedia hereby files this Form 8-K to file the financial statements and related pro forma consolidated financial statements required pursuant to Item 7 of Form 8-K with respect to the Wass Net merger.

                  (a) Financial Statements of Business Acquired

                  (b) Pro Forma Consolidated Financial Information

The Pro Forma Consolidated Financial Statements are based on the historical financial statements of the Company, adjusted to give effect to the following transactions:

      a) the sale of 3,727,272 shares of common stock at $11 per share to six strategic investors between April 30, 1999 and May 5, 1999, net of costs;
      b) the issuance of 8,050,000 shares of common stock in connection with the Company's initial public offering at $15 per share, less related costs, on May 25, 1999 and the conversion of 31,996,667 shares of redeemable convertible preferred stock in connection therewith;
      c)         the Wass Net Merger; and
      d) the acquisition of KD Sistemas de Informacao, Ltda ("KD Acquisition") on April 13, 1999

The Pro Forma Consolidated Balance Sheet at March 31, 1999 assumes that the four transactions noted above occurred on March 31, 1999. The Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1999 and for the year ended December 31, 1998 assume that the KD Acquisition occurred on January 1, 1998. Additionally, the Pro Forma Consolidated Statements of Operations for the three months ended March 31, 1999 and 1998 and for the years ended December 31, 1998 and 1997, reflect the Wass Net Merger which was accounted for as a pooling of interests. Accordingly, the Pro Forma Consolidated Financial Statements include the results of Wass Net for all periods presented.

The Pro Forma Consolidated Financial Statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Registration Statement on Form S-1, as amended, dated May 25, 1999, and the Company's
Form 8-K filed on June 25, 1999 (each as filed with the Securities and Exchange Commission) and the audited financial statements of Wass Net that are filed herewith.

The Pro Forma Consolidated Financial Information does not purport to present what the Company's results of operations would actually have been if the strategic investors, initial public offering, the KD Acquisition, and Wass Net Merger had occurred on the assumed dates, as specified above, or to project the Company's financial condition or results of operations for any future period.

          (c) Exhibits

Exhibit Number    Description

2.1 Share Purchase Agreement, dated as of May 4, 1999, by and among StarMedia, Wass Net and the shareholders of Wass Net (Incorporated by reference to Exhibit 10.19 of the Company's Registration Statement, Form S-1, No. 333-74659)

23.1              Consent of Lavinia Auditors, S.L.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                      REPORT OF INDEPENDENT PUBLIC AUDITORS

Board of Directors and Stockholders
Wass Net, S.L.

We have audited the accompanying balance sheets of Wass Net, S.L. (the "Company") as of December 31, 1998 and 1997, and the related statements of operations and comprehensive income (loss), changes in stockholders' equity and cash flows for the year ended December 31, 1998 and the period from August 29 to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wass Net, S.L. at December 31, 1998 and 1997 and its results of operations and cash flows for the year ended December 31, 1998 and the period from August 29 to December 31, 1997, in conformity with generally accepted accounting principles in the United States.

Barcelona
July 23, 1999

                                  LAVINIA AUDITORS, S.L.
                                  Numero del R.O.A.C. SO998


                                  ---------------------
                                  Fdo.: Jaume Pigem Jutglar

                                 WASS NET, S.L.
                                 BALANCE SHEETS
            (Amounts expressed in U.S. dollars, except as indicated)


                                                        December 31,                December
                                                            1998                    31,1997
                                                        ----------------          ---------------
ASSETS

Current assets:
   Cash                                             $               7                        -
   Short-term investments                                         172                    6,816
   Accounts receivable                                          2,789                   11,005
   Other                                                        1,333                    2,887
                                                        ----------------          ---------------

         Total current assets                                   4,301                   20,708

Equipment and other fixed assets, net                          54,029                    3,364
Deposits and other assets                                         274                      258
                                                        ----------------          ---------------

TOTAL ASSETS                                        $          58,604                   24,330
                                                        ----------------          ---------------
                                                        ----------------          ---------------



LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                $          12,940                    6,134
    Obligations under bank credit facilities                   12,096                   11,704
                                                     ----------------           --------------

         Total liabilities                                     25,036                   17,838
                                                      ---------------           --------------



Shareholders' equity:
    Capital stock, 7,000 and 500 ordinary shares
         authorized, issued and outstanding,
         respectively, par value 1,000pesetas                  45,840                    3,356
      Additional paid-in capital                               51,367
    Accumulated comprehensive income (loss)
        currency translation adjustment                         5,511                      (66)
    Retained earnings (accumulated deficit)                   (69,150)                   3,202
                                                             --------                 --------

         Total shareholders' equity                            33,568                    6,492
                                                             --------                 --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $58,604                   24,330
                                                             --------                 --------
                                                             --------                 --------


              The accompanying notes are an integral part of these
                             financial statements.

                                 WASS NET, S.L.
            STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                       (Amounts expressed in U.S. dollars)



                                                                                                   For the period
                                                                       For the year                from August 29
                                                                      Ended December                to December
                                                                         31, 1998                     31, 1997
                                                                    ---------------------        ------------------
REVENUES                                                         $              20,541                    12,225

OPERATING COSTS AND EXPENSES
   Product and technology development,
     sales and marketing, general and
     administrative                                                           (84,292)                    (7,731)
   Depreciation                                                                (7,008)                      (117)
                                                                    ---------------------        ------------------

INCOME (LOSS) FROM OPERATIONS                                                 (70,759)                     4,377



OTHER INCOME (EXPENSE)
   Interest expense                                                            (2,669)                         -
   Interest income                                                              1,076                        197
                                                                    ---------------------        ------------------

                                                                               (1,593)                       197

                                                                    ---------------------        ------------------
INCOME (LOSS) BEFORE  INCOME TAXES                                            (72,352)                     4,574

PROVISION FOR INCOME TAXES                                                          -                      1,372
                                                                    ---------------------        ------------------

NET INCOME (LOSS)                                                $            (72,352)                     3,202
                                                                    ---------------------        ------------------
                                                                    ---------------------        ------------------

COMPREHENSIVE INCOME (LOSS)
     Net income (loss)                                           $            (72,352)                     3,202
     Change in foreign currency translation adjustment                          5,577                        (66)
                                                                    ---------------------        ------------------

     Comprehensive income (loss)                                 $            (66,775)                     3,136
                                                                    ---------------------        ------------------
                                                                    ---------------------        ------------------


              The accompanying notes are an integral part of these
                             financial statements.

                                 WASS NET, S.L.
                            STATEMENTS OF CASH FLOWS
                       (Amounts expressed in U.S. dollars)

                                                                                                          For the period
                                                                              For the year                from August 29
                                                                             ended December               to December 31,
                                                                               31, 1998                         1997
                                                                           ---------------------          -------------------

    Cash flows from operating activities
    Net income (loss)                                                                   (72,352)                      3,202
    Adjustments to reconcile net income (loss) to net
    cash used in operating activities:
            Depreciation                                                                  7,008                         117
      Changes in operating assets and liabilities
            Accounts receivable                                                           8,438                     (11,078)
            Accounts payable                                                              6,075                       6,175
            Other                                                                         1,644                      (2,906)
                                                                           ---------------------          -------------------

         Net cash used in operating activities                                         (49,187)                      (4,490)
                                                                           ---------------------          -------------------

    Cash flows from investing activities
    Additions to equipment                                                             (54,768)                      (3,503)
    Purchases of short-term investments                                                       -                      (6,862)
    Sales of short-term investments                                                       6,699                           -
    Other                                                                                     -                        (260)
                                                                           ---------------------          -------------------

                     Net cash used in investing activities                             (48,069)                     (10,625)
                                                                           ---------------------          -------------------

    Cash flows from financing activities
    Capital contributions                                                                42,484                       3,356
    Loan from shareholders (subsequently contributed to capital)                         54,261                           -
    Proceeds from credit facilities, net                                                  (331)                      11,782
                                                                           ---------------------          -------------------

    Net cash  provided by financing activities                                           96,414                      15,138
                                                                           ---------------------          -------------------

    Effects of foreign exchange rate changes on cash                                        849                         (23)
                                                                           ---------------------          -------------------

    Increase  in cash                                                                         7                           -
    Cash at beginning of the year                                                             -                           -
                                                                           ---------------------          -------------------

    Cash at end of the year                                                                   7                           -
                                                                           ---------------------          -------------------
                                                                           ---------------------          -------------------

    Cash paid during the year for taxes                                                       -                           -
                                                                           ---------------------          -------------------
                                                                           ---------------------          -------------------

    Cash paid during the year for interest                                                2,669                           -
                                                                           ---------------------          -------------------
                                                                           ---------------------          -------------------


              The accompanying notes are an integral part of these
                             financial statements.

                                 WASS NET, S.L.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                       (Amounts expressed in U.S. dollars)

                                                                                                     For the period
                                                                       For the year                  from August 29
                                                                      ended December                  to December
                                                                        31, 1998                        31,1997
                                                                     --------------------            -------------------

SHARES
    Initial balance as of January 1                                                  500                              -
    Capital increase                                                               6,500                            500
                                                                     --------------------            -------------------

       Balance December 31                                                         7,000                            500
                                                                     --------------------            -------------------
                                                                     --------------------            -------------------

CAPITAL STOCK:
    Initial balance as of January 1                              $                 3,356             $                -
    Capital increase                                                              42,484                          3,356
                                                                     --------------------            -------------------

       Balance December 31                                                        45,840                          3,356
                                                                     --------------------            -------------------

ADDITIONAL PAID-IN CAPITAL
    Initial balance as of January 1                                                    -                              -
    Contribution to capital                                                       51,367                              -
                                                                     --------------------            -------------------

           Balance December 31                                                    51,367                              -
                                                                     --------------------            -------------------

ACCUMULATED COMPREHENSIVE INCOME:
    Cumulative translation adjustments-
    Initial balance as of January 1                                                 (66)                              -
    Change in the year                                                             5,577                           (66)
                                                                     --------------------            -------------------

       Balance December 31                                                         5,511                           (66)
                                                                     --------------------            -------------------

RETAINED EARNINGS (ACCUMULATED DEFICIT)
    Initial balance as of January 1                                                3,202                              -
    Net income (loss) for the year                                              (72,352)                          3,202
                                                                     --------------------            -------------------

       Balance December 31                                                    (69,150)                            3,202
                                                                     --------------------            -------------------

       Total shareholders' equity                                $              33,568               $            6,492
                                                                     --------------------            -------------------
                                                                     --------------------            -------------------

   The accompanying notes are an integral part of these financial statements.

                                 WASS NET, S.L.

                          NOTES TO FINANCIAL STATEMENTS
           (EXPRESSED IN U.S. DOLLARS, EXCEPT AS OTHERWISE INDICATED)
       As of and for the year ended December 31, 1998 and the period from
                         August 29 to December 31, 1997

1.       BACKGROUND

Wass Net, S.L. (the "Company") was incorporated in Spain on August 29, 1997. The Company developed and maintains WWW.Latinmail.com, a branded Internet on-line network (the "Network") located in the World Wide Web. The Network is organized around interest specific channels, community features and search capabilities targeted to Latin America.



2.       BASIS OF PRESENTATION

The Company maintains its statutory accounting records and prepares its underlying statutory annual accounts in pesetas and in the Spanish language, in accordance with accounting principles and criteria generally accepted in Spain.

The Company's financial statements as of December 31, 1998 and 1997 were originally prepared in local currency and in the Spanish language. The accompanying financial statements herein presented have been translated into U.S. dollars and adjusted to be in conformity with generally accepted accounting principles in the United States ("U.S. GAAP"), in accordance with the criteria set forth in Statement of Financial Accounting Standards ("SFAS") No.52, "Foreign Currency Translation".

The accompanying financial statements stated in U.S. dollars have been translated at the official exchange rate prevailing at December 31, 1998 (Pesetas 142 to US$1.00) and December 31, 1997 (Pesetas 151 to US$1.00). The criteria for translating the revenue and expense accounts are the average rates prevailing during the period. The gain or loss resulting from this translation process is included in the Cumulative Translation Adjustment component of shareholders' equity.



3.       SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the preparation and presentation of the financial statements are summarized as follows:

         USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         FOREIGN CURRENCY TRANSACTIONS

Accounts receivable and payable denominated in foreign currencies are recorded at the exchange rates in effect on the relevant transaction dates. Such receivables and payables are adjusted to current exchange rates as of the balance sheet date.

 .        SHORT-TERM INVESTMENTS

Short-term investments are stated at cost plus income accrued to the balance sheet date, amounting to $190, and are comprised of investment funds.

         ACCOUNTS RECEIVABLE

Accounts receivable are stated at their estimated net realizable value.

         EQUIPMENT AND OTHER FIXED ASSETS

Equipment and other fixed assets are stated at cost of purchase less accumulated depreciation. Depreciation is calculated using the straight-line method. The annual rates used take into consideration the estimated useful lives of the assets as follows:

         Software                                              5 years
         Furniture and fixtures                               10 years
         Computer equipment                                    4 years
         Vehicles                                              3 years

         REVENUES, COSTS AND EXPENSES

Revenues, costs and expenses are recognized on the accrual basis. The Company's revenues are derived from the sale of advertisements. Advertising revenues are recognized ratably in the period in which the advertisement is displayed, provided that no significant Company obligations remain outstanding and collection of the resulting receivable is probable.

         COMPREHENSIVE INCOME

The Company reports comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 established rules for the reporting and display of comprehensive income and its components. SFAS No. 130 requires foreign currency translation adjustments to be included in comprehensive income.

         INCOME TAXES

The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed annually for temporary differences between the financial statement and the tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The income tax provision or credit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.


4.       ACCOUNTS RECEIVABLE

Accounts receivable as of December 31, 1998 and 1997 were comprised of:





                                                                    December 31, 1998                December 31,
                                                                                                          1997
                                                                    ---------------------          -------------------


Media Contacts, S.A.                                            $                   --          $             6,856
StarMedia Network, Inc (see Note 11)                                             2,789                           --
Other                                                                               --                        4,149
                                                                    ---------------------          -------------------

                                                                $                2,789          $            11,005
                                                                    ---------------------          -------------------
                                                                    ---------------------          -------------------


5.       EQUIPMENT AND OTHER FIXED ASSETS

Equipment and other fixed assets were comprised of:

                                                                    December 31, 1998                December 31, 1997
                                                                    --------------------             -------------------
Software                                                        $           22,822                            169
Furniture and fixtures                                                       1,690                          1,589
Computer equipment                                                           1,831                          1,722
Vehicles                                                                    35,211                             --
                                                                    --------------------             -------------------

                                                                            61,554                          3,480

Accumulated depreciation                                                    (7,525)                          (116)
                                                                    --------------------             -------------------

Net                                                             $           54,029                          3,364
                                                                    --------------------             -------------------
                                                                    --------------------             -------------------

6.       ACCOUNTS PAYABLE AND BANK LOANS

Accounts payable and bank loans as of December 31, 1998 and 1997 were comprised of:





                                                                     December 31, 1998                December 31, 1997
                                                                     ---------------------            --------------------

Suppliers                                                        $               10,249                           3,473
V.A.T. and other taxes payable                                                    2,691                           2,661
Obligations under bank credit facilities                                         12,096                          11,704
                                                                     ---------------------            --------------------

                                                                 $               25,036                          17,838
                                                                     ---------------------            --------------------
                                                                     ---------------------            --------------------

Short-term obligations under bank credit revolving loans cannot exceed $12,500 and bear interest at 8.5%.



7.       INCOME TAXES

As of December 31, 1998, the Company had net operating loss carry-forwards available for income tax reporting purposes of approximately $18,100 expiring in 2008 through 2009 which upon recognition based on current tax regulations would generate tax benefits of approximately $5,400. There were no other material temporary differences. Therefore, the Company had deferred tax assets of approximately $5,400 at December 31, 1998, related to the net operating loss carry-forwards. The Company has fully provided for these assets through a valuation allowance due to uncertainties surrounding their realization.

The reconciliation between the net loss for the year ended December 31, 1998 and the net loss for corporate income tax purposes is as follows:



Net loss                                 $        (72,352)

Permanent difference                                54,261
                                             ----------------

Net loss for income tax purposes         $        (18,091)
                                             ----------------
                                             ----------------



The Company had a current income tax provision of $0 and $1,372 for the year ended December 31, 1998 and the period from August 29, 1997 to December 31, 1997. The reconciliation of the effective income tax rate to the statutory rate is as follows:


                                                                                                          For the period
                                                                          For the year                     from August
                                                                         ended December                     29,1997 to
                                                                            31, 1998                    December 31, 1997
                                                                        --------------------            ---------------------

         Statutory income tax rate                                                  30.0%                           30.0%
         Permanent difference                                                     (22.5%)                             --
         Effect of valuation allowance                                             (7.5%)                             --
                                                                        --------------------            ---------------------

         Effective income tax rate                                                   --                             30.0%
                                                                        --------------------            ---------------------
                                                                        --------------------            ---------------------



The permanent difference related to extraordinary income recorded for Spanish statutory and income tax purposes for shareholder loans which were forgiven during the year (see Note 9). For US GAAP purposes these amounts have been recorded as additional paid-in capital.

The Company is open to tax inspection for the period since it was incorporated.



8.       CAPITAL STOCK

Capital stock is comprised of 7,000 and 500 shares as of December 31, 1998 and 1997, respectively, and owned as follows:



                                                   December 31,1998                              December 31, 1997
                                  --------------------------------------   --------------------------------------------

                                    Number               Amount               Number                    Amount
                                  ------------   -----------------------   --------------       -----------------------
Salvador Porte Llinas                 5,600      $            36,672                             $               --
Eduardo Kawas Pino                    1,400                    9,168                                             --
Roberto E. Ortiz de Zeballos                                      --              400                         2,685
Juan Rafael Fernandez Calero                                      --              100                           671
                                  ------------   -----------------------   --------------       -----------------------

                                      7,000      $            45,840              500            $            3,356
                                  ------------   -----------------------   --------------       -----------------------
                                  ------------   -----------------------   --------------       -----------------------



To the Stockholders of


       Wass Net, S.L.


(1) We have reviewed the accompanying balance sheets of WASS NET, S.L.(a Spanish corporation), translated into U.S. dollars, as of March 31, 1999 and 1998, and the related translated statements of income and comprehensive income changes in shareholders' equity and cash flows for the three-month periods then ended. These financial statements are the responsibility of the Company's management.


(2) We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of person responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.


(3) These translated financial statements have been prepared as the basis for application of the equity method by its shareholders and, accordingly, they translate the assets, liabilities, shareholders' equity, revenues and expenses of Wass Net, S.L. for that purpose, as explained in Note 2.


(4) Based on our reviews, we are not aware of any material modification that should be made to the financial statements referred to above for them to be in conformity with generally accepted accounting principles in the United States.


Barcelona,

    July 23, 1999.


                                         LAVINIA AUDITORS, S.L.
                                         Numero del R.O.A.C. SO998



                                         ---------------------
                                         Fdo.: Jaume Pigem Jutglar

                                 WASS NET, S.L.
                                 BALANCE SHEETS
            (Amounts expressed in U.S. dollars, except as indicated)
                                   (Unaudited)


                                                                           March 31, 1999               March 31, 1998
                                                                       ---------------------        --------------------
ASSETS

Current assets:
   Cash                                                             $                  30                        2,837
   Short-term investments                                                             158                        6,556
   Accounts receivable                                                              2,697                        5,652
   Due from shareholders                                                               --                        3,603
   Other                                                                                8                          465
                                                                        ---------------------        --------------------

         Total current assets                                                       2,893                       19,113

Equipment and other fixed assets, net                                              45,508                        3,086
Deposits and other assets                                                             252                          248
                                                                        ---------------------        --------------------

TOTAL ASSETS                                                        $              48,653                       22,447
                                                                        ---------------------        --------------------
                                                                        ---------------------        --------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                               $                4,760                        3,580
    Due to shareholders                                                            22,714                           --
    Obligations under bank credit facilities                                        2,873                       11,575
                                                                       ----------------------       ---------------------

         Total current liabilities                                                 30,347                       15,155
                                                                       ----------------------       ---------------------

Shareholders' equity:
    Capital stock, 7,000 and 500 ordinary shares authorized, issued and outstanding, respectively, par value 1,000
         pesetas                                                                   45,840                        3,356
      Additional paid-in capital                                                   51,367                           --
    Accumulated comprehensive income (loss)-
            currency translation adjustment                                         3,026                        (328)
    Retained earnings (accumulated deficit)                                      (81,927)                        4,264
                                                                       ----------------------       ---------------------

         Total shareholders' equity                                                18,306                        7,292
                                                                        ---------------------        --------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $              48,653                       22,447
                                                                        ---------------------        --------------------
                                                                        ---------------------        --------------------

   The accompanying notes are an integral part of these financial statements.

                                 WASS NET, S.L.
            STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                       (Amounts expressed in U.S. dollars)
                                   (Unaudited)



                                                              For the three              For the three
                                                              months ended               months ended
                                                             March 31, 1999             March 31, 1998
                                                            --------------------        ------------------
REVENUES                                                 $             11,571                     4,753

OPERATING COSTS AND EXPENSES
   Product and technology development, sales and
     marketing, general and administrative                           (19,874)                   (2,555)
   Depreciation                                                       (4,095)                     (152)
                                                            --------------------        ------------------

INCOME (LOSS) FROM OPERATIONS                                        (12,398)                     2,046

OTHER EXPENSE
   Interest expense                                                     (379)                     (529)
                                                            --------------------        ------------------


INCOME (LOSS) BEFORE  INCOME TAXES                                   (12,777)                     1,517

PROVISION FOR INCOME TAXES                                                 --                       455
                                                            --------------------        ------------------

NET INCOME (LOSS )                                       $           (12,777)                     1,062
                                                            --------------------        ------------------
                                                            --------------------        ------------------
COMPREHENSIVE INCOME (LOSS)                              $
     Net income (loss)                                               (12,777)                     1,062
     Change in foreign currency translation adjustment                (2,485)                     (328)
                                                            --------------------        ------------------

     Comprehensive income (loss)                         $           (15,262)                       734
                                                            --------------------        ------------------
                                                            --------------------        ------------------



   The accompanying notes are an integral part of these financial statements.

                                 WASS NET, S.L.
                            STATEMENTS OF CASH FLOWS
                       (Amounts expressed in U.S. dollars)
                                   (Unaudited)


                                                                             For the three                For the three
                                                                             months ended                 months ended
                                                                            March 31, 1999               March 31, 1998
                                                                           --------------------         --------------------

Cash flows from operating activities
    Net income (loss)                                                  $               (12,777)                       1,062
    Adjustments to reconcile net income (loss) to net
      cash provided by operating activities:
         Depreciation                                                                    4,095                          152
       Changes in operating assets and liabilities
         Accounts and other receivables                                                   (146)                       1,346
         Accounts payable                                                               (7,283)                      (2,349)
         Other                                                                           1,245                        2,341
                                                                           --------------------         --------------------

         Net cash (used in) provided by operating activities                           (14,866)                       2,552
                                                                           --------------------         --------------------

Cash flows from financing activities
    Proceeds from credit facilities, net                                                (8,425)                         322
    Proceeds from shareholders                                                          23,316                           --
                                                                           --------------------         --------------------

           Net cash provided by financing activities                                    14,891                          322
                                                                           --------------------         --------------------

Effects of foreign exchange rate changes on cash                                            (2)                         (37)
                                                                           --------------------         --------------------

Increase in cash                                                                            23                        2,837
Cash at beginning of the period                                                              7                           --
                                                                           --------------------         --------------------

Cash at end of the period                                              $
                                                                                            30                        2,837
                                                                           --------------------         --------------------
                                                                           --------------------         --------------------

Cash paid during the period for taxes                                                       --                           --
                                                                           --------------------         --------------------
                                                                           --------------------         --------------------

Cash paid during the period for interest                               $                   379                          529
                                                                           --------------------         --------------------
                                                                           --------------------         --------------------


   The accompanying notes are an integral part of these financial statements.

                                 WASS NET, S.L.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                       (Amounts expressed in U.S. dollars)
                                   (Unaudited)


                                                                       For the three               For the three
                                                                       months ended                 months ended
                                                                      March 31, 1999               March 31, 1998
                                                                     --------------------         -------------------

SHARES
    Initial balance as of January 1                                                7,000                         500
    Change in the period                                                              --                          --
                                                                     --------------------         -------------------

       Balance March 31                                                            7,000                         500
                                                                     --------------------         -------------------
                                                                     --------------------         -------------------
CAPITAL STOCK:
    Initial balance as of January 1                                  $            45,840          $            3,356
    Change in the period                                                              --                          --
                                                                     --------------------         -------------------

       Balance March 31                                                           45,840                       3,356
                                                                     --------------------         -------------------

ADDITIONAL PAID-IN CAPITAL
    Initial balance as of January 1                                               51,367                          --
    Change in the period                                                              --                          --
                                                                     --------------------         -------------------

       Balance March 31                                                           51,367                           -
                                                                     --------------------         -------------------

ACCUMULATED COMPREHENSIVE INCOME:
    Cumulative translation adjustments-
    Initial balance as of January 1                                                5,577                        (66)
    Change in the period                                                         (2,551)                       (262)
                                                                     --------------------         -------------------

       Balance March 31                                                            3,026                       (328)
                                                                     --------------------         -------------------

RETAINED EARNINGS (ACCUMULATED DEFICIT):
    Initial balance as of January 1                                             (69,150)                       3,202
    Net income (loss) for the period                                            (12,777)                       1,062
                                                                     --------------------         -------------------

       Balance March 31                                                       (81,927)                         4,264
                                                                     --------------------         -------------------

       Total shareholders' equity                                $              18,306            $            7,292
                                                                     --------------------         -------------------
                                                                     --------------------         -------------------

   The accompanying notes are an integral part of these financial statements.

                                 WASS NET, S.L.

                          NOTES TO FINANCIAL STATEMENTS
           (EXPRESSED IN U.S. DOLLARS, EXCEPT AS OTHERWISE INDICATED)
       AS OF AND FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1999 AND 1998
                                   (Unaudited)

1.       BACKGROUND

Wass Net, S.L. (the "Company") was incorporated in Spain on August 29, 1997. The Company developed and maintains WWW.Latinmail.com, a branded Internet on-line network (the "Network") located in the World Wide Web. The Network is organized around interest specific channels, community features and search capabilities targeted to Latin America.



2.       BASIS OF PRESENTATION

The Company maintains its statutory accounting records and prepares its underlying statutory annual accounts in pesetas and in the Spanish language, in accordance with accounting principles and criteria generally accepted in Spain.

The Company's financial statements as of March 31, 1999 and 1998 were originally prepared in local currency and in the Spanish language. The accompanying financial statements herein presented have been translated into U.S. dollars and adjusted to be in conformity with generally accepted accounting principles in the United States ("U.S. GAAP"), in accordance with the criteria set forth in Statement of Financial Accounting Standards ("SFAS") No.52, "Foreign Currency Translation".

The accompanying financial statements stated in U.S. dollars have been translated at the official exchange rate prevailing at March 31, 1999 (Pesetas 155 to US$1.00) and March 31, 1998 (Pesetas 157 to US$1.00). The criteria for translating the revenue and expense accounts are the average rates prevailing during the period. The gain or loss resulting from this translation process is included in the Cumulative Translation Adjustment component of shareholders' equity.



3.       SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the preparation and presentation of the financial statements are summarized as follows:

         USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         FOREIGN CURRENCY TRANSACTIONS

Accounts receivable and payable denominated in foreign currencies are recorded at the exchange rates in effect on the relevant transaction dates. Such receivables and payables are adjusted to current exchange rates as of the balance sheet date.

 .        SHORT-TERM INVESTMENTS

Short-term investments are stated at cost plus income accrued to the balance sheet date, and are comprised of investment funds.

         ACCOUNTS RECEIVABLE

Accounts receivable are stated at their estimated net realizable value.

         EQUIPMENT AND OTHER FIXED ASSETS

Equipment and other fixed assets are stated at cost of purchase less accumulated depreciation. Depreciation is calculated using the straight-line method. The annual rates used take into consideration the estimated useful lives of the assets as follows:

                Software                                       5 years
                Furniture and fixtures                        10 years
                Computer equipment                             4 years
                Vehicles                                       3 years

         REVENUES, COSTS AND EXPENSES

Revenues, costs and expenses are recognized on the accrual basis. The Company's revenues are derived from the sale of advertisements. Advertising revenues are recognized ratably in the period in which the advertisement is displayed, provided that no significant Company obligations remain outstanding and collection of the resulting receivable is probable.

         COMPREHENSIVE INCOME

The Company reports comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 established rules for the reporting and display of comprehensive income and its components. SFAS No. 130 requires foreign currency translation adjustments to be included in comprehensive income.

         INCOME TAXES

The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The income tax provision or credit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.


4.       ACCOUNTS RECEIVABLE

Accounts receivable as of March 31, 1999 and 1998 were comprised of:

                                                     March 31, 1999                  March 31, 1998
                                                   ---------------------            --------------------

Media Contacts, S.A.                           $                   --                           5,652
Human Mark, S.L.                                                2,697                              --
                                                   ---------------------            --------------------

                                               $                2,697                           5,652
                                                   ---------------------            --------------------
                                                   ---------------------            --------------------

5.       EQUIPMENT AND OTHER FIXED ASSETS

Equipment and other fixed assets were comprised of:


                                                          March 31, 1999                   March 31, 1998
                                                        ---------------------            ---------------------
Software                                            $               20,908                              162
Furniture and fixtures                                               1,548                            1,529
Computer equipment                                                   1,677                            1,656
Vehicles                                                            32,258                               --
                                                        ---------------------            ---------------------

                                                                    56,391                            3,347

Accumulated depreciation                                          (10,883)                            (261)
                                                        ---------------------            ---------------------

Net                                                 $               45,508                            3,086
                                                        ---------------------            ---------------------
                                                        ---------------------            ---------------------

6.       ACCOUNTS PAYABLE AND BANK LOANS

Accounts payable and bank loans as of March 31, 1999 and 1998 were comprised of:


                                                          March 31, 1999            March 31, 1998
                                                         ------------------        -------------------

Suppliers                                            $             2,294                        571
V.A.T. and other taxes payable                                     2,466                      3,009
Obligations under bank credit facilities                           2,873                     11,575
                                                         ------------------        -------------------

                                                     $             7,333                     15,155
                                                         ------------------        -------------------
                                                         ------------------        -------------------

Short-term obligations under bank revolving credit loans cannot exceed $12,500 and bear interest at 8.5%.


7.       DUE TO SHAREHOLDERS

The balance of $22,714 due to shareholders at March 31, 1999 arose from payments made by the shareholders on behalf of the Company. The balance is non-interest bearing and due on demand.

8.       INCOME TAXES

At March 31, 1999, the Company had net operating loss carryforwards available for income tax reporting purposes of approximately $30,900 expiring in 2008 through 2009 which, upon recognition, based on current tax regulations would generate tax benefits of approximately $9,300. There were no other material temporary differences. Therefore, the Company had deferred tax assets of approximately $9,300 at March 31, 1999 related to net operating loss carryforwards. The Company has fully provided for these assets through a valuation allowance due to uncertainties surrounding their realization.

The Company had a current income tax provision of $0 and $455 for the three months ended March 31, 1999 and 1998, respectively. The reconciliation of the effective income tax rate to the statutory rate is as follows:


                                                        For the three              For the three
                                                         months ended               months ended
                                                        March 31, 1999             March 31, 1998
                                                      ---------------------       -------------------

Statutory income tax rate                                         30%                         30%
Effect of valuation allowance                                    (30%)                        --
                                                      ---------------------       -------------------

Effective income tax rate                                          0                          30%
                                                      ---------------------       --------------------
                                                      ---------------------       --------------------

The Company is open to tax inspection for the period since it was incorporated.

9.       CAPITAL STOCK

Capital stock is comprised of 7,000 and 500 shares as of March 31, 1999 and 1998, respectively, and owned as follows:


                                            March 31, 1999                            March 31, 1998
                                   ------------------------------------    ----------------------------------------

                                    Number               Amount             Number                 Amount
                                   ------------     -------------------    ------------      ---------------------
Salvador Porte Llinas                  5,600        $        36,672                          $               --
Eduardo Kawas Pino                     1,400                  9,168                                          --
Roberto E. Ortiz de Zeballos                                     --              400                      2,685
Juan Rafael Fernandez Calero                                     --              100                        671
                                   ------------         --------------    ------------          ------------------

                                       7,000        $        45,840              500         $            3,356
                                   ------------         --------------    ------------          ------------------

                                   ------------         --------------    ------------          ------------------

On February 4, 1998, Roberto E. Ortiz de Zeballos sold his shares to Salvador Porte Llinas and on June 4, 1998, Juan Rafael Fernandez Calero sold his shares to Salvador Porte Llinas.

On June 8, 1998, an additional 6,500 shares of common stock have been issued at 1,000 pesetas par value fully subscribed by Salvador Porte Llinas and on August 25, 1998, Salvador Porte Llinas sold 1,400 shares to Eduardo Kawas Pino.


10.      FINANCIAL INSTRUMENTS

CONCENTRATION OF CREDIT AND OTHER RISKS

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash investments and trade accounts receivable. The Group maintains cash with major, high quality financial institutions located in Spain.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosure for financial instruments.

Cash: The carrying amount of cash reported by the Company approximates their fair value.

Accounts receivable and payable: The carrying amounts of accounts receivable and payable approximate their fair value.

Short-term investments: The carrying amount of short-term investments reported by the Company approximates its fair value.



11.      SUBSEQUENT EVENT

On May 26, 1999, StarMedia Network, Inc. issued 1,133,334 shares of common stock to acquire all of the issued and outstanding shares of capital stock of the Company.

 (b) PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


                                             STARMEDIA NETWORK, INC.
                                             PRO FORMA BALANCE SHEET
                                                  MARCH 31, 1999
                                                   (UNAUDITED)

                                                           INITIAL
                                  STARMEDIA   STRATEGIC     PUBLIC      WASS NET    KD SISTEMAS                     PRO FORMA
          ASSETS                 HISTORICAL  INVESTMENT    OFFERING    HISTORICAL   HISTORICAL    ADJUSTMENTS      CONSOLIDATED
                                 ----------- -----------  ----------  ------------ ------------  -------------     ------------
Current Assets:

     Cash and cash equivalents   $40,588,000 $41,000,000  $111,034,000             $   248,000   $ (5,250,000) (c) $187,620,000

     Accounts receivable, net        973,000                                            88,000                        1,061,000
     Other current
     assets                        2,241,000                               3,000                                      2,244,000
                                 ----------------------------------------------------------------------------------------------

Total current assets              43,802,000  41,000,000  111,034,000      3,000       336,000     (5,250,000)      190,925,000

Fixed assets, net                  7,308,000                              46,000        92,000                        7,446,000

Intangible assets, net               492,000                                                                            492,000

Goodwill, net                        920,000                                                        5,764,000  (c)    6,684,000

Other assets                       1,367,000                (811,000)                                                   556,000
                                 ----------------------------------------------------------------------------------------------
                                 ----------------------------------------------------------------------------------------------

                                 $53,889,000 $41,000,000 $110,223,000   $ 49,000      $428,000       $514,000      $206,103,000
                                 ----------------------------------------------------------------------------------------------
                                 ----------------------------------------------------------------------------------------------


     LIABILITIES


Current liabilities:

     Accounts payable            $ 3,732,000 $           $              $  5,000      $ 20,000       $             $  3,757,000

     Accrued liabilities           6,845,000                 (575,000)    23,000        32,000        250,000  (a)    6,575,000
     Loan payable, current
    portion                        1,085,000                               3,000                                      1,088,000
     Capital lease obligations,
    current portion                  166,000                                                                            166,000
     Deferred payment for
    acquisition                                                                                       890,000  (c)      890,000

     Deferred revenue                591,000                                                                            591,000
                                 ----------------------------------------------------------------------------------------------

Total current liabilities         12,419,000          --     (575,000)    31,000        52,000      1,140,000        13,067,000

Deferred rent, other long term
liabilities                          126,000                                                                            126,000

Loan payable, long term            2,541,000                                                                          2,541,000



STOCKHOLDERS' EQUITY

Preferred stock, authorized
60,000,000 shares:  Series A
Redeemable Convertible
Preferred Stock, $.001 par
value,  7,330,000 shares
authorized, 7,330,000 shares
issued and  outstanding stated
at liquidation value, net of
related expenses                   4,311,000               (4,311,000)                                                          -

Series B Redeemable Convertible
Preferred Stock, $.001 par
value,  8,000,000 shares
authorized, 8,000,000 shares
issued and outstanding stated
at liquidation value, net of
related expenses                  13,246,000              (13,246,000)                                                          -

Series C Redeemable Convertible
Preferred Stock, $.001 par
value, 16,666,667 shares
authorized, 16,666,667 shares
issued and outstanding stated
at liquidation value, net of
related expenses                  81,478,000              (81,478,000)                                                          -

Stockholders' (deficit) equity

Common stock, $.001 par value,
100,000,000 shares authorized,
10,427,000 shares issued and
outstanding at March 31, 1999         10,000       4,000       40,000  46,000      103,000         (149,000)(b),(c)       54,000
Additional paid-in
capital                           24,185,000  40,996,000  209,793,000  51,000                       819,000 (a),(b)  275,844,000

Deferred compensation            (11,854,000)                                                                        (11,854,000)
Other comprehensive
(loss) income                      (218,000)                            3,000     (165,000)         165,000 (c)         (215,000)
Accumulated (deficit)
earnings                         (72,355,000)                         (82,000)     438,000       (1,461,000)(a),(c)  (73,460,000)
                                 ------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' (DEFICIT)
EQUITY                           (60,232,000) 41,000,000  209,833,000  18,000      376,000         (626,000)         190,369,000

                                 ------------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY             $53,889,000 $41,000,000 $110,223,000 $49,000     $428,000         $514,000        $206,103,000
                                 ------------------------------------------------------------------------------------------------
                                 ------------------------------------------------------------------------------------------------

                             STARMEDIA NETWORK, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

                                                                                 KD
                                                    STARMEDIA      WASS NET     SISTEMAS                               PRO FORMA
                                                   HISTORICAL    HISTORICAL    HISTORICAL   ADJUSTMENTS              CONSOLIDATED
                                                   ----------    ----------    ----------   -----------              ------------
 Revenues                                         $  5,329,000   $  21,000     $1,083,000   $ (103,000)  (a), (c )    $6,330,000

Operating expenses:

      Product and technology development             6,816,000      84,000        273,000        3,000   (b), (d)      7,176,000

                                                                                                         (a), (b),
      Sales and marketing                           29,274,000                    404,000     (335,000)  (c), (d)     29,343,000

      General and administrative                     4,600,000                                 220,000   (b), (d)      4,820,000

      Depreciation and amortization                    774,000       7,000                   1,930,000   (d), (e)      2,711,000

      Stock-based compensation expense              10,421,000                                                        10,421,000
                                                 -------------------------------------------------------            --------------
      Total operating
     expenses                                       51,885,000      91,000        677,000    1,818,000                54,471,000

                                                 -------------------------------------------------------            --------------

Net (loss) income from operations                  (46,556,000)    (70,000)       406,000   (1,921,000)              (48,141,000)

Interest income (expense),
net                                                    670,000      (2,000)        17,000                                685,000
                                                 -------------------------------------------------------            --------------

Net (loss) income before provision for
income taxes                                       (45,886,000)    (72,000)       423,000   (1,921,000)              (47,456,000)


Provision for income taxes                                                        (83,000)                               (83,000)
                                                 -------------------------------------------------------            -------------

Net (loss)
income                                            $(45,886,000)   $(72,000)     $ 340,000  $(1,921,000)              (47,539,000)
                                                 -------------------------------------------------------            --------------
                                                 -------------------------------------------------------            --------------
Pro forma basic and diluted net loss per
common share (f)                                       $(1.09)                                                            $(1.11)
                                                 -------------------------------------------------------            --------------
                                                 -------------------------------------------------------            --------------
Number of shares used in computing basic
and diluted pro forma net loss per share (f)        42,198,667                                                        42,873,566
                                                 -------------------------------------------------------            --------------
                                                 -------------------------------------------------------            --------------

                             STARMEDIA NETWORK, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                                                               PERIOD FROM
                                                                            AUGUST 29 (DATE OF
                                                             YEAR ENDED       INCEPTION) TO                            YEAR ENDED
                                                            DECEMBER, 31       DECEMBER 31,                           DECEMBER 31,
                                                                1997               1997                                   1997
                                                              STARMEDIA          WASS NET                               PRO FORMA
                                                             HISTORICAL         HISTORICAL        ADJUSTMENTS         CONSOLIDATED
                                                            ------------    -----------------     -----------         ------------
 Revenues                                                      $460,000              $12,000                             $472,000

Operating expenses:

       Product and technology development                     1,229,000                8,000          (4,000)  (b)      1,233,000

       Sales and marketing                                    2,108,000                                2,000  (b)       2,110,000
       General and administrative                               648,000                                2,000  (b)         650,000
       Depreciation and amortization                             38,000                                                    38,000

                                                        -----------------------------------------------------     ----------------
       Total operating
      expenses                                                4,023,000                8,000              --            4,031,000

                                                        -----------------------------------------------------     ----------------
Net (loss) income from
operations                                                   (3,563,000)               4,000              --           (3,559,000)

Interest income,
net                                                              35,000                                                    35,000
                                                        -----------------------------------------------------     ----------------

Net (loss) income before
provision for income taxes                                   (3,528,000)               4,000                           (3,524,000)
                                                        -----------------------------------------------------     ----------------

Provision for
income taxes                                                         --               (1,000)                              (1,000)
                                                        -----------------------------------------------------     ----------------


Net (loss) income                                          $ (3,528,000)              $3,000              --        $  (3,525,000)

                                                        -----------------------------------------------------     ----------------
                                                        -----------------------------------------------------     ----------------

Pro forma basic and diluted net loss per
common share (f)                                           $      (0.08)                                                   $(0.08)
                                                        -----------------------------------------------------     ----------------
                                                        -----------------------------------------------------     ----------------

Number of shares used in computing basic and
diluted pro forma
net loss per share (f)
                                                             42,008,667                                                42,036,169
                                                        -----------------------------------------------------     ----------------
                                                        -----------------------------------------------------     ----------------

                             STARMEDIA NETWORK, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)


                                                                                  KD
                                                  STARMEDIA      WASS NET     SISTEMAS                             PRO FORMA
                                                 HISTORICAL    HISTORICAL    HISTORICAL     ADJUSTMENTS          CONSOLIDATED
                                                 ----------    ----------    ----------     -----------          ------------
 Revenues                                          $1,541,000      $12,000     $224,000       $(41,000) (a),(c)  $1,736,000

Operating expenses:

      Product and technology development            3,562,000       21,000       58,000          8,000  (b), (d)  3,649,000

                                                                                                        (a), (b),
      Sales and marketing                           9,657,000                   106,000        (96,000) (c), (d)  9,667,000

      General and administrative                    2,410,000                                   46,000  (b), (d)  2,456,000

      Depreciation and amortization                   467,000         4,000                    481,000  (d), (e)    952,000

      Stock-based compensation expense              1,417,000                                                     1,417,000
                                                -------------------------------------------------------          ----------
      Total operating
     expenses                                      17,513,000        25,000      164,000       439,000           18,141,000

                                                -------------------------------------------------------          ----------

Net (loss) income from operations                 (15,972,000)      (13,000)      60,000      (480,000)         (16,405,000)

Interest
income, net                                           421,000                     11,000                            432,000
                                                -------------------------------------------------------         -----------

Net (loss) income before provision
for income taxes                                  (15,551,000)      (13,000)      71,000      (480,000)         (15,973,000)


Provision for income taxes                                                       (35,000)                           (35,000)
                                                -------------------------------------------------------        ------------

Net (loss)
income                                          $ (15,551,000)     $(13,000)     $36,000    $(480,000)         $(16,008,000)
                                                -------------------------------------------------------        ------------
                                                -------------------------------------------------------        ------------

Pro forma basic and diluted net
loss per common share (f)                       $      (0.37)                                                  $      (0.37)
                                                -------------------------------------------------------        ------------
                                                -------------------------------------------------------        ------------

Number of shares used in computing basic
and diluted pro forma
net loss per share (f)                             42,406,167                                                    43,539,501
                                                -------------------------------------------------------        ------------
                                                -------------------------------------------------------        ------------


                             STARMEDIA NETWORK, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998
                                   (UNAUDITED)

                                                                    STARMEDIA        WASS NET              PRO FORMA
                                                                   HISTORICAL       HISTORICAL           CONSOLIDATED
                                                                   ----------       ----------           ------------
 Revenues                                                            $256,000           $5,000              $261,000

Operating expenses:

       Product and technology development                             794,000            3,000               797,000

       Sales and marketing                                          1,816,000                              1,816,000

       General and administrative                                     450,000                                450,000

       Depreciation and amortization                                   79,000                                 79,000

       Stock-based compensation expense                                 2,000                                  2,000
                                                              ---------------------------------     -----------------

       Total operating expenses                                     3,141,000            3,000             3,144,000

                                                              ---------------------------------     -----------------

Net (loss) income from operations                                  (2,885,000)           2,000            (2,883,000)

Interest income (expense), net                                         28,000           (1,000)               27,000
                                                              ---------------------------------     -----------------

Net (loss) income                                                $ (2,857,000)          $1,000          $ (2,856,000)
                                                              ---------------------------------     -----------------
                                                              ---------------------------------     -----------------

Pro forma basic and diluted net loss per common share (f)              $(0.07)                                $(0.07)
                                                              ---------------------------------     -----------------
                                                              ---------------------------------     -----------------
Number of shares used in computing basic and diluted pro
forma net loss per share (f)
                                                                   42,008,667                             42,089,619
                                                              ---------------------------------     -----------------
                                                              ---------------------------------     -----------------

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

For purposes of determining the pro forma effects of the Wass Net Merger and the KD Acquisition on the balance sheet at March 31, 1999, the following Pro Forma adjustments have been made:

(a) To record $1,023,000 in transaction costs related to the Wass Net Merger of which $773,000 will be paid by former Wass Net shareholders.

(b) To adjust Wass Net historical equity to the equivalent share amount of the surviving business.

(c) Goodwill related to the KD Acquisition was calculated as follows:

     Cash consideration paid                                       $5,000,000
     Expenses of acquisition                                          250,000
     Note payable                                                     890,000
                                                                   ----------
     Total Consideration                                            6,140,000
     Fair value of net assets acquired                                376,000
                                                                   ----------
     Goodwill                                                      $5,764,000
                                                                   ----------
                                                                   ----------





For purposes of determining the pro forma effects of the Wass Net Merger on the statements of operations for the years ended December 31, 1998 and 1997 and the three months ended March, 31, 1999 and 1998, the following pro forma adjustments have been made:


                                     Year ended               Three months ended
                                  December 31, 1998             March 31, 1999
                                  -----------------           ------------------
(a)  Revenues                         $(3,000)                      $(5,000)
     Sales and marketing               (3,000)                       (5,000)
                                      ---------                     --------

     Net (loss) income
     from operations                       --                            --
                                      ---------                     --------
                                      ---------                     --------

To eliminate the inter-company revenue of Wass Net earned from the Company.


                                 Year ended          Year ended      Three months ended
                              December 31, 1998   December 31, 1997    March 31, 1999
                              -----------------   -----------------  -----------------
(b)  Product and technology
          development           $(75,000)            $(4,000)               $(16,000)
     Sales and marketing          10,000               2,000                   8,000
     General and
          administrative          65,000               2,000                   8,000
                                ---------            --------              ---------
Net (loss) income
      from operations                 --                  --                      --
                                ---------            --------              ---------
                                ---------            --------              ---------

To reclassify Wass Net historical operating expenses to conform to StarMedia historical presentation.


For purposes of determining the pro forma effects of the KD Acquisition on the statement of operations for the three months ended March 31, 1999 and for the year ended December 31, 1998, the following pro forma adjustments have been made:


                                    Year ended              Three months ended
                                 December 31, 1998            March 31, 1999
                                 -----------------          ------------------
(c)  Revenues                      $(100,000)                    $(36,000)
     Sales and marketing            (100,000)                     (36,000)
                                   ----------                    ---------
     Net (loss) income
      from operations                     --                           --
                                   ----------                    ---------
                                   ----------                    ---------

To eliminate the revenue of KD Sistemas earned from the Company.


                                    Year ended              Three months ended
                                  December 31, 1998           March 31, 1999
                                  -----------------           ---------------
 (d) Product and technology
          development                   $78,000                    $24,000
     Sales and marketing               (242,000)                   (63,000)
     General and
          administrative                155,000                     38,000
     Depreciation                         9,000                      1,000
                                       ---------                   --------
     Net (loss) income
      from operations                        --                         --
                                       ---------                   --------
                                       ---------                   --------

To reclassify KD Sistemas historical operating expenses to conform to StarMedia historical presentation.


                                    Year ended                Three months ended
                                  December 31, 1998             March 31, 1999
                                  -----------------           ------------------
 (e) Amortization of
       Goodwill                       $1,921,000                    $480,000
                                      ----------                    --------
                                      ----------                    --------


Amortization expense of the goodwill over 3 years on a straight-line basis.

In computing pro forma basic and diluted net loss per common share, the following pro forma adjustments were made:

(f) In conjunction with the Company's initial public offering, all outstanding shares of series A, B, and C Redeemable Convertible Preferred Stock automatically converted into Common Stock on a one for one basis. Accordingly, the effect of the conversions has been reflected in the computation of pro forma basic and diluted net loss per common share. Additionally, the computation of pro forma basic and diluted net loss per common share is based on the aggregate weighted average shares of the combined business, adjusted to equivalent shares of the surviving business for all periods presented.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STARMEDIA NETWORK, INC.
                                        -----------------------------------
                                        (Registrant)


Date: August 10, 1999                   By:    /s/ Steven J. Heller
                                               ----------------------------
                                        Name:  Steven J. Heller
                                        Title: Chief Financial Officer